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                          MUTUAL RECOGNITION AGREEMENT

                           [Walnut Creek Amphitheater]

STATE OF NORTH CAROLINA )
                        )   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WAKE          )

     THIS MUTUAL RECOGNITION AGREEMENT ("Agreement") is entered into effective as of this 1st day of December, 1990 by and among (i) WALNUT CREEK AMPHITHEATER FINANCING ASSISTANCE CORPORATION ("WAAC"), a non-profit organization duly organized and existing under and by virtue of Chapter 55A of the General Statutes of North Carolina, as amended, (ii) FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Trustee"), a national banking association, (iii) CITY OF RALEIGH, NORTH CAROLINA ("City"), a municipal corporation duly organized and existing under and by virtue of the constitution and laws of the State of North Carolina and (iv) SONY MUSIC/PACE PARTNERSHIP ("Pace"), a New York general partnership whose sole general partners are Pace Concerts, Inc., a Texas corporation, and YM Corp., a Delaware corporation. For and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Definitions. Unless the context otherwise requires, the capitalized terms used herein shall, for all purposes of this Agreement, have the following specified meanings:

            (a) "Amphitheater" shall mean the outdoor entertainment facility to be known as "Walnut Creek Amphitheater" which is to be constructed on the Amphitheater Site pursuant to, and as contemplated by, the provisions of the Lease Purchase Agreement. The term "Amphitheater" shall include within its definition the Amphitheater Site and all buildings, fixtures and other improvements which are constructed or placed on the Amphitheater Site as a part of or related to such outdoor entertainment facility.

            (b) "Amphitheater Site" shall mean (i) that certain tract of land ("Tract") located in Wake County, North Carolina and being more fully described by metes and bounds in Exhibit "A-2" attached hereto and (ii) certain parking facilities located on the Property and certain access ways across the Property between and among the Tract, such parking facilities and the public rights-of-way abutting the Property and the Tract as more fully described in the Operating Lease.

            (c) "Deed of Trust" shall mean that Leasehold Deed of Trust executed effective of even date herewith by WAAC, pursuant to which WAAC's leasehold interest in the Amphitheater created pursuant to the Ground Lease has been mortgaged and assigned to Trustee in order to secure the payment of WAAC's obligations
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      under the Trust Agreement and to secure the taxable certificates of participation issued thereunder.

            (d) "Ground Lease" shall mean that certain Ground Lease Agreement executed effective of even date herewith by and between City and WAAC pursuant to which, among other things, City has leased to WAAC the Amphitheater Site in its currently unimproved state.

            (e) "Lease Purchase Agreement" shall mean that certain Lease/Purchase Agreement executed effective of even date herewith by and between WAAC and City pursuant to which, among other things, WAAC agreed to construct the Amphitheater on the Amphitheater Site and sublease the completed Amphitheater to City.

            (f) "Operating Lease" shall mean that certain Lease Agreement executed effective of even date herewith by and between City and Pace pursuant to which, among other things, City sub-subleased the Amphitheater to Pace.

            (g) "Property" shall mean that certain tract of land located in Wake County, North Carolina and being more fully described by metes and bounds in Exhibit "A-1" attached hereto.

            (h) "Termination Event" shall mean the occurrence of either of the following events:

                  (i) City's right to possession of the Amphitheater under the terms and provisions of the Lease Purchase Agreement being terminated for any reason whatsoever without the Lease Purchase Agreement itself actually being terminated ("Event of Possession Termination"); or

                  (ii) the Lease Purchase Agreement being terminated for any reason whatsoever ("Event of Agreement Termination");

      provided, however, if the Lease Purchase Agreement is terminated as a result of City acquiring WAAC's interest in the Amphitheater pursuant to the provisions of Sections 7.2(b) or 7.3 of the Lease Purchase Agreement, then a "Termination Event" shall not be deemed to have occurred.

            (i) "Trust Agreement" shall mean that certain Trust Agreement executed effective of even date herewith by and between Trustee and WAAC relating to the issuance of certain taxable certificates of participation to investors for the purpose of raising money for funding the construction and design costs of the Amphitheater.

      2. [Intentionally Deleted].


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      3. Pace's Rights Regarding Lease Purchase Agreement.

            (a) WAAC and City shall each provide to Pace copies of all notices sent to the other under or pursuant to the Lease Purchase Agreement. Any notice given by City or WAAC to the other shall not be effective or considered given for purposes of the Lease Purchase Agreement until it or a copy thereof is also given to Pace.

            (b) Upon the occurrence of a Termination Event, WAAC or Trustee shall provide written notice thereof to Pace ("Termination Notice") within thirty (30) days after the occurrence of the Termination Event. Following the occurrence of a Termination Event, Pace or the then tenant under the Operating Lease shall have the following rights:

                  (i) If the Termination Event occurs as the result of an Event of Agreement Termination, then Pace or the then tenant under the Operating Lease shall have the right to receive from WAAC a new lease ("Substitute Lease") of the Amphitheater for the unexpired balance of the term of the Lease Purchase Agreement (assuming for purposes of this Paragraph 3(b)(i) that the Lease Purchase Agreement has not been terminated) on the same terms and conditions set forth in the Lease Purchase Agreement, including without limitation the purchase option contained therein.

                  (ii) If the Termination Event occurs as the result of an Event of Possession Termination, then Pace or the then tenant under the Operating Lease shall have the right to enter into an amended and reinstated Lease Purchase Agreement ("Reinstated Lease") with WAAC in which Pace or the then tenant under the Operating Lease shall be in all respects the "Lessee" (assuming for purposes of this Paragraph 3(b)(ii) that the City's right to possession has not been terminated) on the same terms and conditions set forth in the Lease Purchase Agreement, including without limitation, the purchase option contained therein.

      As used herein, the term "New Lease" shall refer to any Substitute Lease or any Reinstated Lease.

            (c) In order to validly exercise its right to receive a New Lease pursuant to the provisions of Paragraph 3 hereof, Pace or the then tenant under the Operating Lease must provide WAAC and Trustee written notice ("New Lease Notice") of such election within sixty (60) days after receipt of the Termination Notice; provided, however, WAAC shall not have any obligation to execute a New Lease with Pace unless Pace satisfies each of the following conditions within thirty (30) days after Pace gives WAAC the New Lease Notice:


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                  (i) Any uncured event of default under the Lease Purchase
            Agreement which can be cured by the payment of money is cured. For purposes of the preceding sentence, all income collected or received by or for the account of WAAC from the Amphitheater subsequent to the date of a Termination Event, less all reasonable expenses incurred by WAAC in managing and operating the Amphitheater, shall be applied against rent which would at the time of the execution and delivery of the New Lease be due under the Lease Purchase Agreement but for such Termination Event.

                  (ii) Pace delivers evidence reasonably satisfactory to WAAC and Trustee indicating that Pace was and continued to be the "Tenant" under the Operating Lease until the occurrence of the Termination Event and that the Operating Lease had not been validly terminated prior to the occurrence of the Termination Event.

            (d) Subject to satisfaction of the conditions contained in clauses
      (i) and (ii) of Paragraph 3(c) hereof, WAAC shall enter into the New Lease
      (x) with Pace within thirty (30) days after Pace gives WAAC the New Lease Notice or (y) if Pace does not timely deliver a New Lease Notice, with a Mortgagee which is entitled to a New Lease pursuant to the provisions of Paragraph 3(f) hereof within thirty (30) days after such Mortgagee has provided written notice to WAAC pursuant to Paragraph 3(f) hereof of its election to obtain a New Lease directly. The New Lease shall contain the same terms and conditions as are contained in the Lease Purchase Agreement currently in force and effect (it being agreed that modifications to the Lease Purchase Agreement made after the effective date hereof shall not be enforceable against Pace), with (i) the minimum amount of modifications as may be necessary to accommodate the fact that Pace is a corporation instead of a municipality and (ii) such modifications as may be necessary to incorporate into the New Lease provisions substantially similar to those contained in Article 10.0 of the Operating Lease.

            (e) Pace shall reimburse WAAC for all out-of-pocket expenses incurred by WAAC (including reasonable attorney's fees) in performing its obligations under this Paragraph 3.

            (f) If, following the occurrence of a Termination Event, Pace or the then tenant under the Operating Lease fails to exercise its right to obtain a New Lease within sixty (60) days after receipt of the Termination Notice, then each Mortgagee (as such term is defined in Section 10.2 of the Operating Lease) which has provided notice to the other parties hereto pursuant to the provisions of Paragraph 9(b) of this Agreement shall be entitled to an additional thirty (30) day period thereafter, commencing upon the expiration of said sixty (60) day period, to directly exercise the rights created in favor of Pace pursuant


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      to Paragraph 3(b) hereof by providing written notice of such election within such additional thirty (30) day period. If more than one Mortgagee makes the election referred to in the immediately preceding sentence, then the one whose lien is superior in priority shall be entitled to the rights associated with such election. If any Mortgagee should exercise its right to directly obtain a New Lease pursuant to the foregoing provisions, then the New Lease shall provide that such Mortgagee shall thereafter have a one-time right to assign its leasehold interest under such New Lease to an experienced operator of permanent outdoor entertainment facilities substantially similar to the Amphitheater without the prior written consent of WAAC or Trustee and that such Mortgagee shall be released from its obligations under the New Lease upon completing such permitted assignment if the experienced operator assignee expressly assumes all obligations of the "Lessee" under the New Lease.

            (g) Without limiting the generality of the provisions contained in Paragraph 10 hereof, it is specifically understood, agreed and acknowledged that the rights of Pace created pursuant to the provisions of this Agreement shall be (x) enforceable by any assignee of Pace who validly acquires its rights, titles and interests created under the Operating Lease and any Mortgagee (as such term is defined in Section 10.2 of the Operating Lease) and (y) enforceable against any assignee of WAAC's interest in the Lease Purchase Agreement or the Ground Lease including, without limitation, Trustee.

            (h) Any New Lease which may be entered into pursuant to the provisions of this Paragraph 3 shall be of equal priority to the Lease Purchase Agreement and shall in all events be prior and superior to any liens, leases or other encumbrances created after the date hereof.

      4. Trustee's Recognition and Non-disturbance Agreement.

            (a) The holding of a foreclosure sale, conveyance in lieu of foreclosure, or other exercise by Trustee of any of its rights under the Deed of Trust or any other security documents executed in connection therewith shall not (i) terminate the Lease Purchase Agreement or any New Lease previously created pursuant to the provisions of Paragraph 3(b) of this Agreement or (ii) terminate the continuing rights created in favor of Pace pursuant to the provisions of Paragraph 3 hereof.

            (b) Upon the acquisition of WAAC's interest in the Amphitheater by any person or entity, including Trustee (herein any such person or entity, including Trustee, being called "New Owner"), whether such acquisition occurs through purchase at a foreclosure sale, conveyance in lieu of foreclosure or any other exercise by Trustee of any of its rights under the Deed of Trust or any other document executed in connection therewith, New

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      Owner shall be (i) subject to the rights created in favor of Pace pursuant to the provisions of Paragraph 3 hereof and (ii) bound to the tenant under the Lease Purchase Agreement or the tenant under any New Lease previously created pursuant to the provisions of Paragraph 3 of this Agreement under all of the terms, covenants and conditions of the Lease Purchase Agreement or such New Lease; provided, however, that New Owner shall not be:

                  (i) liable for any act or omission of any prior lessor
            (including WAAC);

                  (ii) subject to any offsets or defenses which the tenant under the Lease Purchase Agreement or any such New Lease might have against any prior lessor; or

                  (iii) bound by any amendment or modification of the Lease
            Purchase Agreement or any such New Lease made without its consent and written approval.

      5. Attornment Agreement. Upon the acquisition of WAAC's interest in the Amphitheater by a New Owner, whether such acquisition occurs through purchase at a foreclosure sale, conveyance in lieu of foreclosure or any other exercise by Trustee of any of its rights under the Deed of Trust or any other document executed in connection therewith, the following provisions shall apply:

            (a) If, at the time New Owner acquires WAAC's interest in the Amphitheater, the Lease Purchase Agreement is still in full force and effect, then City shall be deemed to have attorned (and does hereby attorn) to the New Owner, as the new landlord under the Lease Purchase Agreement; provided, however, that City shall be under no obligation to pay rent to the New Owner until City receives written notice from New Owner that it has succeeded to the interest of WAAC under the Lease Purchase Agreement.

            (b) If, at the time New Owner acquires WAAC's interest in the Amphitheater, a New Lease has been previously entered into pursuant to the provisions of Paragraph 3(b) of this Agreement, then Pace shall be deemed to have attorned (and does hereby attorn) to New Owner, as the new landlord under such New Lease; provided, however, that Pace shall be under no obligation to pay rent to New Owner until Pace receives written notice from New Owner that it has succeeded to the interest of WAAC under such New Lease.

      6. Agreements of City in Favor of Pace.

            (a) City hereby specifically agrees and acknowledges that all of the rights and privileges created under the Operating Lease in favor of Pace shall be fully and completely recognized

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      by City and enforceable against City regardless of whether the Ground
      Lease is in existence or not and regardless of whether City's possessory interest in and to the Amphitheater exists pursuant to (i) its rights under the Lease Purchase Agreement, (ii) the purchase or other acquisition of WAAC's interest in and to the Amphitheater under the Ground Lease,
      (iii) its fee simple estate in the Amphitheater Site or (iv) any other legal reason or means whatsoever.

            (b) By way of clarification of the foregoing provisions, but not by way of limitation, should (x) the Operating Lease ever terminate as a result of City having lost its possessory interest in and to the Amphitheater because of a termination of the Lease Purchase Agreement or for any other reason, (y) Pace continue to use and operate the Amphitheater continuously thereafter pursuant to a New Lease or otherwise and (z) City subsequently obtain a possessory interest in and to the Amphitheater as a result of a termination of the Ground Lease or for any other reason, then City shall be obligated to reinstate the Operating Lease in favor of Pace at the time of such acquisition of a possessory interest in and to the Amphitheater by City for its then remaining term in the same manner as if the Operating Lease had been in force and effect and fully performed since termination thereof and as if it had been renewed pursuant to its terms.

            (c) If Pace or a Mortgagee should obtain a New Lease following a Termination Event pursuant to the rights created in Paragraph 3 of this Agreement, then upon reinstatement of the Operating Lease with City pursuant to the provisions of Paragraph 6(b) hereof following termination of the Ground Lease, the tenant under such reinstated Operating Lease shall not be obligated to make payment of rental payments, renewal fees or other amounts otherwise payable under such reinstated Operating Lease until the balance of the Excess Payment Account (hereinafter defined) has been reduced to zero, it being agreed that the tenant under such reinstated Operating Lease shall receive a dollar for dollar credit against its obligation to make rental payments, renewal fees and other amounts payable under such reinstated Operating Lease to the extent of any positive balance in the Excess Payment Account. As used herein the following terms shall have the meanings indicated:

                  (i) "Excess Payment Account" shall mean a bookkeeping account only which shall have an initial balance of zero. The balance of the Excess Payment Account shall be increased on the last day of each and every calendar year following the entering into of a New Lease by (A) the Excess Payment Amount (hereinafter defined) for such calendar year and (B) an amount equal to the product of (x) the prime rate of interest then charged by large U.S. money center banks and (y) the then balance of the Excess

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            Payment Account as of the last day of such calendar year following the increase made pursuant to clause (A) for such calendar year (if any) and following the decrease made pursuant to clause (C) for such calendar year (if any). The balance of the Excess Payment Account shall be decreased (C) on the last day of each and every calendar year following the entering into of a New Lease by the Deficit Payment Amount (hereinafter defined) for such calendar year and (D) on the due date of each rental payment under the Operating Lease after it has been reinstated with City pursuant to the provisions of Paragraph 6(b) hereof by an amount equal to such rental payment or such portion of such rental payment which will have the effect of reducing the balance of the Excess Payment Account to zero.

                  (ii) "Excess Payment Amount" shall mean, for any calendar
            year, the amount by which all rental payments due during such calendar year under a New Lease exceed (if any) the aggregate amount of rental payments which would have been payable under the Operating Lease during such calendar year if it had not been previously terminated.

                  (iii) "Deficit Payment Amount" shall mean, for any calendar year, the amount by which all rental payments due during such calendar year under a New Lease are less than (if any) the aggregate amount of rental payments which would have been payable under the Operating Lease during such calendar year if it had not been terminated.

            (d) Without limiting the generality of the provisions of Paragraph 10 hereof, it is specifically understood, agreed and acknowledged that (i) the obligations undertaken by City in this Paragraph 6 shall be enforceable against any and all assignees of all or any portion of City's interest in the Amphitheater and (ii) the rights created in favor of Pace and Mortgagee pursuant to this Paragraph 6 shall inure to the benefit of Pace, Mortgagee and their respective successors and assigns.

            (e) Pace shall have the specific right and authority, as tenant under the Operating Lease, to perform any obligation of City under the Lease Purchase Agreement on behalf of City. Any payment made or sum expended by Pace in fulfilling any obligation of City under the Lease Purchase Agreement shall be credited against rental obligations due from Pace to City under and pursuant to the terms of the Operating Lease.

            (f) City hereby specifically covenants and agrees with Pace that it will apply all rental amounts received by City under and pursuant to the terms of Operating Lease from Pace, to the extent of amounts so received, towards payment of its rental obligations under the Lease Purchase Agreement.


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      7. Satisfaction of Section 16.1(c)(i) and (ii) of the Operating Lease.
Pace hereby specifically acknowledges, agrees and stipulates that this Agreement, upon full execution and delivery hereof by all of the parties hereto, shall satisfy the conditions to Pace's obligations under the Operating Lease set forth in clauses (i) and (ii) of Section 16.1(c) of the Operating Lease.

      8. Representations, Warranties and Covenants.

            (a) Trustee hereby unconditionally warrants and represents to the other parties hereto as follows:

                  (i) Trustee is a national banking association, duly organized, validly existing and in good standing.

                  (ii) The execution, delivery and performance by Trustee of this Agreement are within Trustee's powers and have been duly authorized.

                               See (iii) Attached

            (b) WAAC hereby unconditionally warrants, represents and covenants to the other parties hereto as follows:

                  (i) WAAC (x) is a non-profit corporation duly organized and existing under and by virtue of Chapter 55A of the General Statutes of North Carolina duly organized, validly existing and in good standing and (y) has all requisite power and governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties as now being conducted.

                  (ii) The execution, delivery and performance by WAAC of this
            Agreement (x) are within WAAC's powers and have been duly authorized by WAAC's board of directors, (y) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with its terms against WAAC and (z) will not violate, be in conflict with, result in a breach of or constitute a default under, any legal requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of WAAC's assets.

                  (iii) WAAC is currently the owner of a leasehold estate in and to the Amphitheater created pursuant to the terms of the Ground Lease, subject only to the liens created by the Deed of Trust and the subleasehold estate in favor of City created pursuant to the terms of the Lease Purchase Agreement.

                  (iv) WAAC shall not sell, transfer or assign its right, title or interest in and to the Amphitheater in a


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            manner which would be in violation of or otherwise in derogation of the terms, provisions, agreements and conditions contained in this Agreement.

            (c) City hereby unconditionally warrants, represents and covenants to the other parties hereto as follows:

                  (i) City (x) is a municipal corporation existing under and by virtue of the constitution and laws of the State of North Carolina duly organized, validly existing and in good standing under the laws of the State of North Carolina and (y) has all requisite power and governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties as now being conducted.

                  (ii) The execution, delivery and performance by City of this
            Agreement (x) are within City's powers and have been duly authorized in accordance with City's charter, other documents or instruments governing or controlling the existence and operation of City and all laws, rules, regulations and statutes which affect or relate to the governance, existence or operation of City, (y) have received all requisite prior governmental approval in order to be legally binding and enforceable in accordance with its terms and (z) will not violate, be in conflict with, result in a breach of or constitute a default under, any legal requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of City's property or assets.

                  (iii) City is currently the owner of fee simple title to the
            Amphitheater and Property, subject only to the leasehold estate created in favor of WAAC pursuant to the terms of the Ground Lease.

                  (iv) City is currently the owner of a valid subleasehold
            estate in and to the Amphitheater created pursuant to the terms of the Lease Purchase Agreement, subject only to the sub-subleasehold estate created in favor of Pace pursuant to the terms of the Operating Lease.

                  (v) City shall not sell, transfer or assign any of its right, title or interest in and to the Amphitheater in a manner which would be in violation of or otherwise in derogation of the terms, provisions, agreements and conditions contained in this Agreement.


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            (d) Pace hereby unconditionally warrants, represents and covenants to the other parties hereto as follows:

                  (i) Pace (x) is a New York general partnership, duly organized and validly existing under the laws of the State of New York and (y) has all requisite power and governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties as now being conducted.

                  (ii) The execution, delivery and performance by Pace of this
            Agreement (x) are within Pace's powers and have been duly authorized by Pace's general partners, (y) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with its terms against Pace and (z) will not violate, be in conflict with, result in a breach of or constitute a default under, any legal requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Pace's assets.

                  (iii) Pace is currently the owner of a valid sub-subleasehold estate in and to the Amphitheater created pursuant to the Operating Lease.

                  (iv) Pace shall not sell, transfer or assign its right, title and interest in and to the Amphitheater in a manner which would be in violation of or otherwise in derogation of the terms, provisions, agreements and conditions contained in this Agreement.

      9. Notices.

            (a) All notices or other communications hereunder between or among any of the parties hereto shall be sufficiently given and shall be deemed to have been received three business days after deposit in the United States Mail in certified form, postage prepaid, addressed to the party to receive such notice at the following addresses:

            Trustee:       First Union National Bank of
                             North Carolina
                           2 First Union Center - CMG-4
                           Corporate Trust Department
                           Charlotte, North Carolina 28288-1153
                           Attention: Corporate Trust Department
                                      TRST-4


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            WAAC:          Walnut Creek Amphitheater Financing
                             Assistance Corporation
                           c/o City of Raleigh
                           Post Office Box 590
                           Raleigh, North Carolina 27602
                           Attention: City Manager

            City:          City of Raleigh, North Carolina
                           P.O. Box 590
                           Raleigh, North Carolina 27602
                           Attention: City Manager

            Pace:          c/o Pace Entertainment Group, Inc.
                           515 Post Oak Blvd., Suite 300
                           Houston, Texas 77027
                           Attention: Mr. Brian E. Becker

                                   and

                           c/o Sony Music Entertainment Inc.
                           If by mail: P.0. Box 4450
                                       New York, New York 10101-4450

                           If by courier or other personal delivery:
                                       666 Fifth Avenue
                                       Sony Music Entertainment
                                         Mail Room
                                       New York, New York 10103

                           Attention:  Senior Vice President,
                                       Business Affairs and
                                       Administration

            with copy to:  Sony Music Entertainment Inc.
                           Law Department
                           Attention: Senior Vice President and
                                      General Counsel

      Any party hereto, by notice properly given hereunder, may designate a different address to which subsequent notices, certificates or other communications shall be sent.

            (b) Should any Mortgagee (as such term is defined in Section 10.2 of the Operating Lease) desire to receive copies of any and all notices which any party hereto may give or is required to give to Pace hereunder, any such Mortgagee may give the other parties hereto written notice thereof, which notice shall include Mortgagee's address for notice. Thereafter, the other parties to this Agreement shall, concurrently with the giving of any notice to Pace hereunder, give like notice or a copy thereof to any such Mortgagee.


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      10. Covenants Running with Land and Binding Effect. The covenants and agreements contained herein shall be deemed to run with all ownership interests in and to the Amphitheater. This Agreement shall inure to the benefit of and shall be binding upon all of the parties hereto and each of their respective successors and assigns including, but without limitation, any (i) New Owner which acquires an interest in the Amphitheater by, through or under any judicial foreclosure or private sale proceedings pursuant to the Deed of Trust, or deed in lieu of such foreclosure or proceedings, or otherwise and (ii) any assignee of an ownership interest in and to the Amphitheater.

      11. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.


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

      In witness whereof, this Agreement has been executed by the parties hereto effective as of the date and year first above written.

                                       FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA, a national
Attest:                                banking association


/s/ Donna M. Fay
------------------------------
Name: Donna M. Fay                     By: /s/ Terry W. Baker
Title: Assistant Secretary                 -------------------------------------
[SEAL]                                     Name:  Terry W. Baker
                                           Title: Ass't Vice President


                                       WALNUT CREEK AMPHITHEATER
                                       FINANCING ASSISTANCE CORPORATION,
                                       a North Carolina non-profit
Attest:                                corporation


/s/ [ILLEGIBLE]
------------------------------
Name:                                  By: /s/ [ILLEGIBLE]
     -------------------------             -------------------------------------
Title: Secretary                           Name:
[SEAL]                                            ------------------------------
                                           Title: President


Attest:                                CITY OF RALEIGH, NORTH
                                       CAROLINA,
/s/ Gail Smith                         a municipal corporation
------------------------------
Name: Gail Smith
Title: City Clerk

Approved as to form:                   By: /s/ Dempsey Benton
                                           -------------------------------------
                                           Dempsey Benton
/s/ Thomas A. McCormick, Jr.               City Manager
-------------------------------
City Attorney

[SEAL]

                                        SONY MUSIC/PACE PARTNERSHIP,
Attest:                                 a New York general partnership


/s/ Jeffry B. Lewis                     By: PACE Concerts, Inc., a Texas
-------------------------------             corporation, and its general
Name:  Jeffry B. Lewis                      partner
Title: ASST SEC.

                                            By: /s/ Rodney L. Eckerman
                                                --------------------------------
                                                Name:  Rodney L. Eckerman
                                                Title: Vice President


                ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF TRUSTEE

STATE OF NORTH CAROLINA  ss.
                         ss.

COUNTY OF Mecklenburg    ss.

      Before me, the undersigned, a Notary Public in and for said County and State, on this 14th day of January, 1991 A.D. personally appeared Terry W. Baker, being and to me known to be a Asst. vice president of First Union National Bank, who being by me duly sworn, says that by authority duly given by, and as the act of, said corporation, the foregoing and annexed Mutual Recognition Agreement, dated as of December 1, 1990, was signed by him as said vice president on behalf and in the name of First Union National Bank, and personally appeared, Donna M. Fay, being and to me known to be an assistant secretary of First Union National Bank, who, being by me duly sworn, says that by authority duly given by said First Union National Bank he impressed the corporate seal of First Union National Bank upon the foregoing and annexed Mutual Recognition Agreement in execution thereof for and on behalf of First Union National Bank and that he attested the same as said assistant secretary by affixing his signature in attestation thereof, and said vice president and assistant secretary further acknowledged that the foregoing and annexed Mutual Recognition Agreement is the act and deed of the First Union National Bank.

      Given under my hand and seal the day and year above stated.

[SEAL]

                                       /a/ Anne Butler [ILLEGIBLE]
                                       -----------------------------------------
                                                   Notary Public

                                       My Commission Expires: Oct 8, 1991

                  ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF WAAC

STATE OF NORTH CAROLINA  ss.
                         ss.
COUNTY OF WAKE           ss.

      Before me, the undersigned, a Notary Public in and for said County and State, on this 14th day of January, 1991 A.D. personally appeared Robin M. Hammond, being and to me known to be the President of Walnut Creek Amphitheater Financing Assistance Corporation, who being by me duly sworn, says that by authority duly given by, and as the act of, said corporation, the foregoing and annexed Mutual Recognition Agreement, dated as of December 1, 1990, was signed by him as said President on behalf and in the name of Walnut Creek Amphitheater Financing Assistance Corporation, and personally appeared, Thomas A. McCormick, being and to me known to be the Secretary of Walnut Creek Amphitheater Financing Assistance Corporation, who, being by me duly sworn, says that by authority duly given, by said Walnut Creek Amphitheater Financing Assistance Corporation he impressed the corporate seal of Walnut Creek Amphitheater Financing Assistance Corporation upon the foregoing and annexed Mutual Recognition Agreement in execution thereof for and on behalf of Walnut Creek Amphitheater Financing Assistance Corporation and that he attested the same as said Secretary by affixing his signature in attestation thereof, and said President and Secretary further acknowledged that the foregoing and annexed Mutual Recognition Agreement is the act and deed of the Walnut Creek Amphitheater Financing Assistance Corporation.

      Given under my hand and seal the day and year above stated.

    [SEAL]

JANET L. ROSE                          /s/ Janet L. Rose
                                       -----------------------------------------
    NOTARY                                        Notary Public

    PUBLIC                             My Commission Expires: 9-1-91

WAKE CO. N.C.

                  ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF CITY

STATE OF NORTH CAROLINA  )
                         )
COUNTY OF WAKE           )

      Before me, the undersigned, a Notary Public in and for said County and State, on this 14th day of January, 1991 A.D. personally appeared Avery C. Upchurch being and to me known to be the City Manager of the city of Raleigh, North Carolina, who, being by me duly sworn, says that by authority duly given by the City Council of said City, and as the act and deed, of said City Council, the foregoing and annexed Mutual Recognition Agreement, dated as of December 1, 1990, was signed by him as said Mayor on behalf and in the name of said City, and personally appeared, Gail Smith, being and to me known to be the City Clerk of said City who, being by me duly sworn, says that by authority duly given by said City Council she impressed the corporate seal of said City upon the foregoing and annexed Mutual Recognition Agreement in execution thereof for and on behalf of said City and that she attested the same as said City Clerk by affixing her signature therein in attestation thereof, and said Dempsey Benton and Gail Smith further acknowledged that said Mutual Recognition Agreement is the act and deed of said City.

      Given under my hand and seal the day and year above stated.

    [SEAL]

JANET L. ROSE                          /s/ Janet L. Rose
                                       -----------------------------------------
    NOTARY                                        Notary Public

    PUBLIC                             My Commission Expires: 9-1-91

WAKE CO. N.C.

                ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF PACE

STATE OF NORTH CAROLINA  )
                         )
COUNTY OF WAKE           )

      I, Janet L. Rose, a Notary Public of Wake County, do hereby certify that Jeffry B. Lewis personally came before me this day and acknowledged that he is the Asst. Secretary of Pace Concerts, Inc., a corporation, and that by authority duly given and as the act of the corporation, and as the act of SONY MUSIC/PACE PARTNERSHIP, a New York general partnership (the "Partnership") in which the corporation is a general partner (the "General Partner"), the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal and attested by himself as its Asst. Secretary.

      Witness my hand and notarial seal, this 14th day of January, 1991.

    [SEAL]

JANET L. ROSE                          /s/ Janet L. Rose
                                       -----------------------------------------
    NOTARY                                        Notary Public

    PUBLIC

WAKE CO. N.C.

[NOTARY SEAL]

My Commission Expires:

   9-1-91

                                   EXHIBIT A-1

      BEGINNING at a point, a new iron pin lying along the eastern right-of-way line of Sunnybrook Road and at its point of intersection with the north bank of Walnut Creek according to a reference line, thence N 4(degrees) 15' 51" W 511.40 feet to a point; thence along a curve in a clockwise direction, said curve having an arc length of 373.35 feet, a radius of 4000.40 feet, chord bearing N 1(degrees) 35' 26" W, chord distance of 373.21 feet to a point; thence N 1(degrees) 18' 18" E 170.86 feet to a point; thence departing from the eastern right-of-way line of Sunnybrook Road N 89(degrees) 15' 24" E 304.82 feet to a point; thence S 15(degrees) 00' 00" W 200.00 feet to a point; thence along a curve in a counterclockwise direction having an arc of 1134.46 feet, radius of
500.00 feet, chord bearing S 50(degrees) 00' 00" E a chord distance of 906.31 feet to a point; thence N 65(degrees) 00' 00" E 203.89 feet to a point; thence S 19(degrees) 28' 31" E 270.75 feet to a point situated on the west bank of Pace's branch; thence along the west bank of Pace's branch the following courses and distances of a reference line: S 8(degrees) 03' 00" E 155.34 feet to a point; thence S 46(degrees) 38' 32" E 138.78 feet to a point; thence S 29(degrees) 24' 37" W 128.24 feet to a point; thence S 26(degrees) 01' 14" E 57.12 feet to a point; thence S 2(degrees) 47' 31" W 75.75 feet to a point, the intersection of the west bank of Pace's branch and the north bank of Walnut Creek, according to reference lines; thence along the north bank of Walnut Creek the following courses and distances of a reference line: N 84(degrees) 41' 45" W 114.51 feet to a point; thence S 81(degrees) 32' 30" W 88.76 feet to a point; thence S 25(degrees) 04' 57" E 142.06 feet to a point; thence S 40(degrees) 59' 48" W
85.84 feet to a point; thence S 58(degrees) 42' 14" W 238.37 feet to a point; thence S 89(degrees) 19' 23" W 118.59 feet to a point; thence N 28(degrees) 25' 58" W 170.64 feet to a point; thence N 35(degrees) 42' 13" W 126.29 feet to a point; thence N 57(degrees) 39' 28" W 262.50 feet to a point; thence N 50(degrees) 02' 31" W 283.66 feet to a point; thence N 38(degrees) 15' 20" W
121.46 feet to a point; thence N 69(degrees) 54' 35" W 73.87 feet to the point and place of BEGINNING, containing 24.3836 acres according to a survey of the north portion of Walnut Creek Park dated 13 December 1989, prepared by Murphy Yelle Associates, Registered Land Surveyors.

                                   EXHIBIT A-2

      A certain tract or parcel of realty lying and being in the City of Raleigh, Wake County, North Carolina, more fully described by metes and bounds as follows, viz:

      BEGINNING at an iron pipe found in the eastern right of way line of the Cliff Benson Beltline at the south bank of Walnut Creek, said pipe being the northernmost corner of the lands of the City of Raleigh Walnut Creek Park (south property); thence with the meanders of Walnut Creek, defined herein as a traverse line along the southern and western bank:
S 23 deg 07' 04" E, a distance of 159.69 feet to a point on the bank of the creek;
S l7 deg 09' 17" E, a distance of 152.70 feet to a point on the bank of the creek;
S 06 deg 04' 12" W, a distance of 126.04 feet to a point on the bank of the creek;
S 35 deg 38' 50" E, a distance of 126.39 feet to a point on the bank of the creek;
thence departing the creek and the following eight (8) new lines through said lands of the City of Raleigh:
1) S 58 deg 42' 51" W, a distance of 429.82 feet to a new corner;
2) S 01 deg 03' 14" W, a distance of 390.68 feet to a new corner;
3) S 55 deg l4' 52" W, a distance of 340.32 feet to a new corner;
4) S 00 deg 50' 42" W, a distance of 148.63 feet to a new corner;
5) N 89 deg 39' 17' E, a distance of 483.24 feet to a new corner;
6) S 56 deg 22' 45" E, a distance of 1077.23 feet to a new corner;
7) S l4 deg 2l' 54" E, a distance of 540.11 feet to a new corner;
8) S 00 deg 03' 36" E, a distance of 740.45 feet to a new corner;
thence with the line of Green Valley Subdivision S 89 deg 56' 24" W, a distance of 200.41 feet to an existing iron pipe;
thence with the line of Green Valley Subdivision S 89 deg 43' 39" W, a distance of 85.83 feet to an existing iron pipe;
thence with the line of Green Valley Subdivision S 89 deg 57' 25" W, a distance of 214.69 feet to an existing iron pipe, the northwest corner of Green Valley Subdivision and the northeast corner of Garden Acres Subdivision;
thence with the line of Garden Acres N 89 deg 44' 19" W, a distance of 841.02 feet to an existing iron pipe, the southeast corner of lands of Allen and Debra Shindledecker;
thence with the line of Shindledecker; N 11 deg 15' 48" E, a distance of 209.52 feet to an existing iron pipe;
thence with the line of Shindledecker; N 89 deg 44' 07" W, a distance of 143.88 feet to an existing iron pipe in the eastern right of way line of Holloway Road (50' R/W);
thence with Holloway Road along the arc of a counter-clockwise circular curve, the delta angle being 07 deg 10' 02", the radius length being 262.48 feet for an arc distance of 32.83 feet, said curve defined by chord bearing S 14 deg 50' 49" W, and chord distance of 32.81 feet to an existing iron pipe;
thence with the line of Holloway Road S 11 deg l5' 48" W, a distance of 177.17 feet to an existing iron pipe, Shindledecker's southwestern corner;
thence crossing Holloway Road N 89 deg 37' 48" w, a distance of 56.63 feet to an existing iron pipe;
thence with the line of Charles R. Brooks and with Lorraine R. Williams N 89 deg 53' 38" W, a distance of 168.47 feet to an existing iron pipe;
thence continuing with the line of Brooks and Williams N 89 deg 52' 45" W, a distance of 879.06 feet to an existing iron pipe, Williams' northwest corner; thence with the line of Williams S 15 deg 59' 31" W, a distance of 628.49 feet to an existing iron pipe on the northern right of way line of Rock Quarry Road (60' R/W);
thence with the line of Rock Quarry Road N 65 deg 53' 25" W, a distance of
202.02 feet to an existing iron pipe, corner for James R. Rogers III;
thence with the line of Rogers N 15 deg 59' 31" E, a distance of 628.49 feet to an existing iron pipe;

thence continuing with the line of Rogers N 22 deg 21' 28" E, a distance of 2289.30 feet to an existing iron pipe;
thence continuing with the line of Rogers S 83 deg 49' 11" W, a distance of
911.18 feet to an existing iron pipe at the eastern right of way line of Sunnybrook Road;
thence with Sunnybrook Road along the arc of a counter-clockwise circular curve, the delta angle being 14 deg 32' 27" the radius length being 969.28 feet for an arc distance of 245.99 feet, said curve defined by chord bearing N 43 deg 20' 31" E, and chord distance of 245.33 feet to an existing iron pipe at the southeastern intersection of the rights of way of Sunnybrook Road and the Cliff Benson Beltline;
thence with the Beltline along the arc of a counter-clockwise circular curve, the delta angle being 13 deg 11' 43" the radius length being 3,990.72 feet for an arc distance of 919.06 feet, said curve defined by chord bearing N 64 deg 24' 29" E, and chord distance of 917.03 feet to an NCDOT concrete monument found; thence with the line of the Beltline N 58 deg 05' 28" E, a distance of 313.85 feet to a NCDOT concrete monument found;
thence with the line of the Beltline N 48 deg 01' 38" E, a distance of 209.72 feet to a NCDOT concrete monument found;
thence with the Beltline along the arc of a counter-clockwise circular curve, the delta angle being 07 deg 14' 41", the radius length being 3,990.72 feet for an arc distance of 504.60 feet, said curve defined by chord bearing N 46 deg 41' 36" E, and chord distance of 504.26 feet to an existing iron pipe, the point and place of beginning and containing 120.058 acres, more or less.
This description was prepared January 11, 1991 by Murphy Yelle Associates, Registered Land Surveyors.